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                                                                      EXHIBIT 10




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment
No. 24 to Registration Statement No. 2-80150 on Form N-1A of our report dated June 8, 2001 appearing in the April 30, 2001 Annual Report of Merrill Lynch Healthcare Fund, Inc., and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York
August 22, 2001